EXHIBIT 10.4

AIRCRAFT LEASE

        This Lease Agreement (“Lease Agreement”) is executed this 31st day of March, 2004 by and between EAGLE II LLC, a Montana limited liability company (“Lessor”) and SEMITOOL, INC., a Montana corporation, with its principal place of business at 655 West Reserve Drive, Kalispell, Montana (“Lessee”).

RECITALS

A.	Lessor is the owner of a Falcon 50 (the “Aircraft”) with a serial number of 24 and a registration number of N280RT.

B.	The parties previously amended the rental amounts and usage restrictions on the Aircraft and desire to restate the terms of the Lease as of the date hereof.

        NOW, THEREFORE, in consideration of the mutual promises and covenants exchanged herein and for other good and valuable consideration, the parties hereto agree as follows:

    1.        Term. The term of this Lease shall continue to be month to month (“Term”).

    2.        Rental. Effective April 1, 2004, Lessee hereby covenants and agrees to pay Lessor, during the Term, a monthly rental of SEVENTY THOUSAND AND NO/100 DOLLARS ($70,000.00). All rental payments shall be made to Lessor, at a place designated by Lessor, on or before the first day of each monthly period of the Lease.

    3.        Taxes. Lessee shall pay all taxes, assessments, and charges imposed by any national, state, municipal government or other public or airport authority on the Aircraft or on its use during the Term and until re-delivery of the Aircraft to the Lessor; and to save the Lessor free and harmless therefrom, and reimburse the Lessor on a pro rata basis for any such taxes or charges payable subsequent to the Term of this Lease.

    4.        Maintenance and Repair. Lessee shall maintain and keep the Aircraft and all its components in good order and repair, in accordance with the requirements of the Federal Aviation Agency (“FAA”), or any other governmental authority having jurisdiction, and within reasonable time replace in or on the Aircraft any and all parts, equipment, appliances, instruments, or accessories which may be worn out, lost, destroyed, confiscated, or otherwise rendered unsatisfactory or unavailable for use in or on the Aircraft. Any replacements on the Aircraft shall be (a) in good operating condition and have a value, utility, and quality, at least equal to that which the property replaced originally had, and (b) at the time affixed to the Aircraft and made subject to this Lease, owned by the Lessee free and clear of all liens and encumbrances, it being understood that the Lessee shall have the same protection as the Lessor under the standard warranty clause of the manufacturer of the Aircraft the terms and provisions of said warranty being incorporated herein; perform all major overhaul on the Aircraft, whenever deemed necessary and as may be required by the FAA or any other governmental authority during the Term of this Lease, and all engine overhaul and inspection and maintenance service.

    5.        Insurance. During the Term, Lessee agrees to keep the Aircraft insured, at Lessee’s expense, with companies acceptable to the Lessor and which are qualified to do business in the State of Montana, for such amounts and against such hazards as the Lessor may require, including, but not limited to, hull damage and liability for personal injuries, death or Aircraft damages, arising from or in any manner occasioned by the acts or negligence of the Lessee or others in custody, operation or use of the Aircraft, with losses under the hull damage policies payable to the Lessor, in terms satisfactory to the Lessor, and deliver the policies, or evidence of insurance satisfactory to the Lessor, to Lessor with premium receipts. The Lessee hereby appoints Lessor as the Lessee’s attorney-in-fact to make proof of loss, and claim for, receive payment of, and execute or endorse all documents, checks or drafts for hull damage or return premium under the insurance policies.

    6.        Conforming Use. Lessee shall only use the Aircraft for the purposes and in the manner set forth in any application for insurance executed by Lessee in connection with the leased property and shall abide by and conform to, and cause others to abide by and to, all laws, ordinances, orders, rules and regulations, national, state, municipal, or otherwise, now existing or hereafter enacted, controlling or in any way affecting the operation, use, or occupancy of the Aircraft or the use of any airport premises by Lessee.

    7.        No Lien or Assignment. Lessee shall keep safely, and use carefully, the Aircraft, and shall not sell, or assign or dispose of the Aircraft, or any interest therein, or any part thereof, or equipment necessary thereto, or suffer or permit any charge, lien, or encumbrance of any nature upon the Aircraft, or any part thereof, or lend or rent the same.

    8.        Sublease. Upon prior written approval of the Lessor, the Lessee shall have the right to sublease the Aircraft, provided, however, the Aircraft is maintained in conformance with all applicable rules and regulations pertaining to the use to which the Aircraft shall be subjected. In the event Lessee subleases the Aircraft, Lessee shall continue to be responsible for the performance of its covenants and obligations under this Agreement.

    9.        Indemnification. Lessee shall be responsible for and liable to the Lessor for, and indemnify the Lessor against, all damage to the Aircraft which occurs in any manner from any cause or causes during the Term or until re-delivery of the Aircraft. Lessee shall indemnify and save Lessor harmless from and against all claims, cost, expenses, damages, and liabilities, including personal injury, death, or Aircraft damage claims arising out of, or in any manner occasioned by the operation or use of the Aircraft, during the Term or until re-delivery of the Aircraft to the Lessor, regardless of whether a claim occurs during or after the Term.

    10.        Licensed Pilotage. Lessee shall not permit the Aircraft to be operated by anyone other than a currently certificated pilot having at least the minimum total pilot hours required by the applicable insurance required by this Lease.

    11.        Lessor’s Right of Inspection. Lessee shall permit the Lessor, or its duly authorized agent or representative, to inspect the Aircraft at any reasonable time, either on the land or aloft, and to furnish any information in respect to the Aircraft and its use that the Lessor may reasonably request.

    12.        Delivery Upon Termination. Lessee shall return, upon demand, at the expiration of the Term, the Aircraft to the Lessor, at such place as may be designated as when received, excepting only for reasonable wear and tear, and damage by any cause covered by collectible insurance; provided, however, that the designated place shall not be more than one hundred fifty (150) miles from the home airport at the outset of this Lease.

    13.        Further Assurances. Lessee and Lessor each agree to execute and deliver to the other party any additional or supplemental instruments or documents as may be requested by either Lessor or Lessee in connection with this Lease.

    14.        Assignment of Warranty. Lessor hereby assigns to the Lessee, for and during the Term, any warranty of the manufacturer, express or implied, issued on or relating to the Aircraft, and hereby authorizes the Lessee to obtain the customary service furnished by the manufacturer in connection with any warranty, at Lessee’s expense. The Lessee acknowledges and agrees that the Aircraft is a type of aircraft of a size, design, capacity, and a manufacturer selected by the Lessee and suitable for its purposes.

    15.        No Implied Representations or Warranties. The parties acknowledge that the Lessor is not a manufacturer or engaged in the sale or distribution of aircraft. It is further acknowledged that the Lessor makes no representations, promises, statements, or warranties, expressed or implied, with respect to the merchantability, suitability, or fitness for purpose of the Aircraft or otherwise. Lessor shall not be liable to the Lessee for any loss, claim, demand, liability, cost, damage, or expense of any kind, caused or alleged to be caused, directly or indirectly, by the Aircraft, or by any inadequacy thereof for any purpose, or by any defect therein; or in the use or maintenance thereof, or any repairs, servicing, or adjustments thereto, or any delay in providing, or failure to provide the same, or any interruption or loss of service or use thereof, or any loss of business, or any damage whatsoever and howsoever caused.

    16.        Risk of Loss. All risks of loss or damage to the Aircraft, from whatever cause, hereby are assumed by the Lessee during the Term. If the Aircraft is damaged, and is capable of being repaired, the Lessee shall have the option of either repairing the same or replacing the same, at the Lessee’s cost and expense.

    17.        Irrevocability. This Lease is irrevocable for its full term and until the aggregate rentals have been paid by the Lessee. Rent shall not abate during the Term because the Lessee’s right to possession of the Aircraft has terminated, or for any other reason whatsoever.

    18.        Lessor’s Assumption of Lessee’s Obligations. In the event the Lessee fails to use, preserve, and/or maintain the Aircraft, discharge all taxes, liens, or charges, pay all costs and expenses or procure and maintain insurance, in the manner set forth in this Agreement, the Lessor, at its option, may do so, and all such advances by the Lessor shall be added to the unpaid balance of the rentals due under this Lease and shall be repayable by the Lessee to Lessor on demand, together with interest thereon at the rate of twelve percent (12%) per annum, until the unpaid balance shall have been repaid in full. The Lessor may enter upon any premises where the Aircraft is located, for the purpose of inspection, and may remove the Aircraft forthwith, without notice to Lessee, if, in the opinion of the Lessor, the Aircraft is being improperly used or maintained.

    19.        Default. The occurrence of any of the following shall constitute an event of default: (1) Lessee shall fail to pay the rent provided for herein; (2) Lessee shall fail to observe or perform any of the obligations of Lessee provided for herein; (3) if a petition in bankruptcy or an application for any relief under any provision of the Bankruptcy Act is filed by or against Lessee; (4) Lessee shall make an assignment for the benefit of creditors; (5) a receiver is appointed for the assets or affairs of Lessee; (6) Lessee shall commit any act of bankruptcy; (7) Lessee’s interest hereunder shall be levied upon under execution or seized by virtue of any writ of any court of law or equity; (8) any assignment of this Lease, either in whole or in part, is effected by operation of law; or (9) the Aircraft, in the opinion of Lessor, is being improperly used or maintained.

    20.        Lessor’s Rights. If Lessee shall be in default hereunder, Lessor shall have the right to make any payment or perform any act required by Lessee under any provision of this Lease, and, in exercising such right, to incur necessary and incidental costs and expenses, including reasonable counsel fees. All payments made and all costs and expenses incurred by Lessor in connection with any exercise of such right, together with interest thereon at twelve percent (12%) per annum from the respective dates of the making of such payments or the incurring of such costs and expenses, shall be reimbursed by Lessee immediately upon demand. Notwithstanding the foregoing, nothing herein shall imply any obligation on the part of Lessor to make any payment or perform any act required by Lessee.

    21.        Lessor’s Remedies. In the event of default by Lessee hereunder which shall remain uncured after ten (10) days notice of the default, or five (5) days in the case of nonpayment of rent or any other sum due hereunder, with or without notice of default from Lessor, Lessor may at once thereafter or at any time subsequently during the existence of such breach or default: (1) enter into and upon the premises or any part thereof and repossess the same, expelling and removing therefrom all persons and property (which property may be removed and stored at the cost of, and for the account of Lessee), and (2) either (a) terminate this Lease, holding Lessee for damages for its breach or (b) without terminating this Lease, re-let the premises or any part thereof upon such terms and conditions as shall appear advisable to Lessor. If Lessor shall proceed in accordance with the last-mentioned alternative (b), and the amounts received from re-letting of the premises during any month or part thereof shall be less than the rent due and owing from Lessee during such month or part thereof under the terms of this Lease, Lessee shall pay such deficiency to Lessor immediately upon calculation thereof.

        Notwithstanding the foregoing, any default (except failure to pay rent or any other amount due hereunder) the curing of which shall actually require more than ten (10) days because of any cause beyond Lessee’s control, shall be deemed cured by Lessee if Lessee shall have commenced to cure said default within the ten (10) day period and shall thereafter have successfully prosecuted the curation of said default with all due diligence.

    22.        Miscellaneous Default Clauses. In the event of breach of this Lease, the party at fault shall and will pay to the other party all costs, reasonable attorneys’ fees and other expenses which may be incurred by the said other party in enforcing his or its rights hereunder. The remedies hereinabove mentioned, or the election of any thereof by either party shall in no case be deemed or considered exclusive of any other remedy or action hereunder or which may otherwise be appropriate, each party having the right to pursue any and all other rights and remedies which it may have at law or in equity. The failure of either party to terminate this Lease at any time during the breach of any of the terms hereof shall be deemed only an indulgence by said party for that particular breach and shall not be construed to be a waiver of the rights of said party as to any further or subsequent breach. Lessor shall not be deemed to have terminated this Lease by reason of taking possession of the premises unless written notice of such termination has been served on Lessee.

    23.        Time of Essence. Time is of the essence of this Lease.

    24.        No Passage of Title. This Agreement is, and is intended to be a lease, and the Lessee does not acquire by this lease any right, title, or amount whatsoever, legal or equitable, in the Aircraft or to the proceeds of the sale of the Aircraft, except its interest as the Lessee under this Lease.

    25.        Quiet Enjoyment. The Lessor warrants that, if Lessee performs its obligations under this Lease, the Lessee shall peaceably and quietly hold, possess and use the Aircraft during the Term, free of any interference or hindrance.

    26.        Relationship of Parties. The relationship between the Lessor and Lessee is only that of Lessor and Lessee. The Lessee shall never at any time during the Term for any purpose whatsoever be or become the agent of the Lessor, and the Lessor shall not be responsible for the acts or omissions of the Lessee or its agents.

    27.        Remedies. The Lessor’s rights and remedies with respect to any of the terms and conditions of this Lease shall be cumulative and not exclusive, and shall be in addition to all other rights and remedies in its favor.

    28.        No Waiver. The Lessor’s failure to strictly enforce any provision of this Lease shall not be construed as a waiver thereof or as excusing the Lessee from future performance.

    29.        Partial Invalidity. In the event any provision of this Lease or part thereof shall be determined by any court of competent jurisdiction to be invalid, void, or otherwise unenforceable, the remaining provisions hereunder, or parts thereof, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, it being understood that such remaining provisions shall be construed in a manner most clearly approximating the intention of the parties with respect to such invalid or unenforceable provision or part thereof.

    30.        Truth in Leasing.

    a.        The parties hereby certify as follows: During the twelve (12) months (or portion thereof during which the Aircraft has been subject to United States registration) preceding the execution of this Lease, the Aircraft has been maintained and inspected under Part 91 of the Federal Aviation Regulations. The Aircraft is in compliance with applicable maintenance and inspection requirements under the Federal Aviation Regulations for the operation of the Aircraft to be conducted under this Lease.

    b.        The name and address of the person responsible for operational control of the Aircraft under this Lease are:

          Name:       Semitool, Inc.,
          Attention:      Larry Viano
          Address:      655 West Reserve Drive, Kalispell, MT 59901

        By its signature below, Lessee certifies that it understands its responsibilities for compliance with the applicable Federal Aviation Regulations.

    c.        An explanation of factors bearing on operational control and pertinent Federal Aviation Regulations can be obtained from the nearest FAA Flight Standards District Office, General Aviation District Office, or Air Carrier District Office.

    31.        Subordination. Lessee hereby acknowledges and agrees that this Lease and all right, title and interest of Lessee in, to and under this Lease are now and shall at all times continue to be unconditionally subject and subordinate in each and every respect to the lien of G.E. Capital Corporation (the “Mortgagee”) in the Aircraft, as said lien may be amended, modified or renewed from time to time.

    32.        Entire Agreement. This Lease constitutes the entire agreement between the parties hereto, and any change or modification to this Lease must be in writing and signed by the parties hereto.

    33.        Headings. The headings as to the contents of particular articles and sections are inserted for convenience and are in no way to be construed as a part of this Lease or as a limitation on the scope of the particular articles or sections to which they refer.

        IN WITNESS WHEREOF, the Lessee and Lessor have duly executed this Lease on March 31, 2004 at Kalispell, Flathead County, Montana.

LESSEE: SEMITOOL, INC.
By: /s/Larry A.Viano
Name: Larry A. Viano
Title CFO

LESSOR: EAGLE I, LLC
By: /s/Raymon F. Thompson
Name: Raymon F. Thompson
Title Sole Member